                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                   -----------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 31, 1997


                             SPATIAL TECHNOLOGY INC.

      DELAWARE                       0-288-42                  84-1035353
(State of Incorporation)      (Commission File Number)       (IRS Employer
                                                             Identification No.)


                           2425 55TH STREET, SUITE 100
                             BOULDER, COLORADO 80301
                                 (303) 449-0649
                     (Address of Principal Executive Offices
                   and telephone number, including area code)



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ITEM 2.    ACQUISITION OR DISPOSITION OF ASSETS

(a) On December 31, 1997, pursuant to the terms of the Technology Purchase Agreement, by and between Spatial Technology Inc. (the "Company") and Three-Space Limited, a limited company organized under the laws of England ("TSL") (the "Purchase Agreement"), the Company acquired from TSL all right, title and interest to all software, designs, copyrights, documentation, patents, trade secrets and other technology or other intellectual property rights that
(i) are incorporated into the ACIS 3.0 software and its related husks (the "Existing Assets") and (ii) were developed, or were in the process of being developed, by TSL as of December 31, 1997 pursuant to the Development Agreement (the "Prior Development Agreement"), by and between the Company and TSL, dated June 26, 1987, as amended (the "In Process Research") (the Existing Assets and the In Process Research being collectively referred to as the "Assets"). In connection with the acquisition of the Assets pursuant to the Purchase Agreement, the Company granted TSL certain registration rights (the "Registration Rights") as set forth in the Registration Rights Agreement, by and between the Company and TSL, dated as of December 31, 1997. Such Registration Rights Agreement provides that if the Company proposes to register any of its securities under the Securities Act of 1933, either for its own account or for the account of other security holders, TSL, or its assignees, is entitled to notice of the registration and is entitled to include, at the Company's expense, shares of Common Stock held by it (as defined below).

     The consideration provided by the Company in connection with the foregoing transaction consisted of the following: (i) $850,625.00 in cash and (ii) the issuance of an aggregate of 250,000 shares of common stock of the Company (the "Common Stock"). The purchase price was determined through negotiations between the Company and TSL. The Company funded the cash portion of the consideration paid to TSL from general working capital.

     In connection with the foregoing transaction, the parties forever released and terminated in their entirety the Prior Development Agreement and the Marketing Agreement, by and between the Company and TSL, dated May 31, 1989, and entered into the Software Consulting Agreement, by and between the Company and TSL, dated as of December 31, 1997 (the "Consulting Agreement"). Pursuant to the terms of the Consulting Agreement, TSL will provide certain consulting services to the Company in connection with the development of geometric modeling software and components; the Company will own all right, title and interest to any technology developed by TSL in connection therewith.

(b)     Not applicable.



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ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

     (a)  Not applicable.

     (b)  Not applicable.

     (c)  Exhibits.


         Exhibit           Description
         Number            of Document
         ------            -----------

         10.21* Development Agreement, by and between the Company and TSL, dated June 26, 1987, as amended.

         10.22* Marketing Agreement, by and between the Company and TSL, dated May 31, 1989, as amended.

         10.30 Technology Purchase Agreement, by and between the Company and TSL, dated as of December 31, 1997.

         10.31 Registration Rights Agreement, by and between the Company and TSL, dated as of December 31, 1997.

         10.32 Software Consulting Agreement, by and between the Company and TSL, dated December 31, 1997.

         * Previously filed with the Securities and Exchange Commission as an exhibit to the Company's Registration Statement on Form SB-2 (File No. 333-5416-D) and incorporated herein by reference thereto.




                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          SPATIAL TECHNOLOGY INC.


Date:    January 15, 1998                 /s/ R. Bruce Morgan
                                          --------------------------------------
                                          R. Bruce Morgan
                                          President, Chief Operating Officer and
                                          Director

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                                EXHIBIT INDEX


         Exhibit           Description
         Number            of Document
         ------            -----------
         10.21*            Development Agreement, by and between the Company and
                           TSL, dated June 26, 1987, as amended.

         10.22* Marketing Agreement, by and between the Company and TSL, dated May 31, 1989, as amended.

         10.30 Technology Purchase Agreement, by and between the Company and TSL, dated as of December 31, 1997.

         10.31 Registration Rights Agreement, by and between the Company and TSL, dated as of December 31, 1997.

         10.32 Software Consulting Agreement, by and between the Company and TSL, dated December 31, 1997.


         * Previously filed with the Securities and Exchange Commission as an exhibit to the Company's Registration Statement on Form SB-2 (File No. 333-5416-D) and incorporated herein by reference thereto.